UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:            August 1, 1997
                                    ----------------------------------------


                           UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                                         0-13265                  59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


  1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:    (803) 252-3661
                                                       --------------


                       No Change
       (Former name or former  address,  if changed since last report.)












This document contains a total of 9 pages.

This Form 8-K/A amends that certain Form 8-K filed with the Securities and Exchange Commission on August 5, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on October 14, 1997, and is filed to include certain revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

              The financial statements for Springwood Lake Family Practice Center, P.A., the business acquired by the wholly-owned subsidiary of the Company, were included in that certain Form 8-K/A filed with the Securities and Exchange Commission on October 14, 1997.

         b)    Pro Forma Financial Information

              The revised pro forma financial information for Springwood Lake Family Practice Center, P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report beginning on page 15.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on August 5, 1997.

              Exhibit 2.1 - Merger Agreement dated and executed on July 17, 1997, to be effective as of August 1, 1997 by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Springwood Lake Family Practice Center, P.A., a South Carolina professional corporation ("Springwood"); Springwood Lake Occupational Medicine Center, P.A., a South Carolina professional corporation and wholly-owned subsidiary of Springwood ("SLOMC"); Stephen F. Serbin, M.D. ("Serbin"); Peter J. Stahl, M.D. ("Stahl"); Sharon Silverman, M.D. ("Silverman"); and Woodhill Family Practice Center, a South Carolina general partnership ("Woodhill"). (Previously filed as an Exhibit to that certain Form 8-K/A filed on October 14, 1997.)

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Springwood Lake Family Practice Center, P.A. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Springwood Lake Family Practice Center, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                       Springwood
                                                       Lake Family
                                     UCI Medical        Practice          Pro Forma              Pro Forma
                                   Affiliates, Inc.   Center, P.A.       Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $  2,225,543      $           --        $   25,479,894
Operating costs                        21,525,421        1,992,802             (71,845) (a)
                                                                                13,000  (d)      23,459,378
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930          232,741              58,845            2,020,516

General and administrative
   expenses                               148,637          220,983                  --              369,620
Depreciation and amortization             961,115           32,275             127,166  (b)       1,120,556
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178          (20,517)            (68,321)             530,340

Interest expense, net                    (582,937)         (24,027)            (50,800) (c)        (657,764)
Gain on equipment                           2,105               --                  --                2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346          (44,544)           (119,121)            (125,319)
Income tax benefit (expense)              427,733               --                  --               427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079          (44,544)           (119,121)             302,414

Accumulated deficit - beginning
   of year                             (6,616,639)          83,663                  --           (6,532,976)
 Redemption                                    --          (35,000)                 --              (35,000)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $      4,119            (119,121)       $   (6,265,562)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                       $     .11                 (e)                  --           $     .06
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding          4,294,137                 (e)                  --           4,811,786
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a.) Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the Springwood Lake Family Practice Center and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8.5% for two month loan term.

     (d.) Net increase in rental expense for office facilities based on rental agreements executed between the parties.

     (e.) Not applicable; Springwood Lake Family Practice Center, P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Springwood Lake Family Practice Center, P.A. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Springwood Lake Family Practice Center, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                  Springwood Lake
                                                  Family Practice
                                 UCI Medical        Center, P.A.          Pro Forma            Pro Forma
                               Affiliates, Inc.                          Adjustments            Combined
                               -----------------  -----------------  --------------------   -----------------
Assets
Cash and cash equivalents      $        119,538   $         11,453     $     (200,000) (a) $        (69,009)
                                                                                                    (15,125)
Accounts receivable - net             5,743,707            325,433                 --             6,069,140
Medical supplies inventory              379,647                 --                 --               379,647
Deferred taxes                          197,056                 --                 --               197,056
Prepaids and other assets               445,636                 --                 --               445,636
                               -----------------  -----------------  ------------------    ------------------
      Total current assets            6,885,584            336,886           (200,000)            7,022,470
Property, plant and
   equipment, net                     3,433,218            208,568                 --             3,641,786
Deferred taxes                        1,380,126                 --                 --             1,380,126
Goodwill                              5,720,394                 --          1,907,495  (a)        7,627,889
Other assets                            268,908                488                 --               269,396
                               -----------------  -----------------  ------------------    ------------------
       Total assets            $     17,688,230   $        545,942   $      1,707,495      $    19,941,667
                               =================  =================  ==================    ==================
Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $        320,879   $         83,000  (a) $      1,258,782
Accounts payable                      1,627,827             20,414                 --             1,648,241
Accrued payroll                         452,995              4,358                 --               457,353
Other accrued liabilities               330,679            100,388              7,495  (a)          438,562
                               -----------------  -----------------  ------------------    ------------------
       Total current
            liabilities               3,266,404            446,039             90,495             3,802,938
Deferred taxes                               --              2,234                 --                 2,234
Long-term debt, net of current
                                      5,659,476             87,510            517,000  (a)        6,263,986
                               -----------------  -----------------  ------------------    ------------------
      Total liabilities               8,925,880            535,783            607,495            10,069,158
                               -----------------  -----------------  ------------------    ------------------
Common stock                            260,390              1,500             25,882  (a)          287,772
Paid-in capital                      14,312,393                 --          1,074,118  (a)       15,386,511
Accumulated earnings (deficit)       (5,810,433)             8,659                              (5,801,774)

                               -----------------  -----------------  ------------------    ------------------
       Total capital                  8,762,350             10,159          1,100,000             9,872,509
                               -----------------  -----------------  ------------------    ------------------
        Total      liabilities
        and       capital      $     17,688,230   $        545,942   $      1,707,495      $     19,941,667
                               =================  =================  ==================    ==================

                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Springwood Lake Family Practice Center, P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $2,271,250. The purchase occurred on August 1, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997 and Springwood Lake Family Practice Center, P.A. at June 30, 1997. Pro forma adjustments are made to reflect:

(a.)     The  assets   acquired  and   liabilities
         assumed consisted of:     The purchase price consisted of:

$  304,743   Accounts receivable   $   25,882   Common stock
   230,262   Furniture, equipment   1,074,118   Additional paid-in-capital
 1,907,495   Goodwill                 600,000   Note payable
  (371,250)  Liabilities assumed      200,000   Cash paid at closing
   200,000   Cash paid at closing     371,250   Liabilities assumed
  --------                           --------
$2,271,250                         $2,271,250
 =========                          =========

       Issuance  of  517,649  shares  of  restricted   common  stock  valued  at
$1,100,000 at estimated per share value of $2.12.

     $83,000 of the note payable is recorded as currently due, $517,000 is recorded as noncurrent.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Springwood Lake Family Practice Center, P.A. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Springwood Lake Family Practice Center, P.A. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1997 for Springwood Lake Family Practice Center, P.A. is estimated since Springwood Lake Family Practice Center, P.A. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                         Springwood Lake
                                            UCI          Family Practice
                                          Medical          Center, P.A.            Pro Forma             Pro Forma
                                     Affiliates, Inc.                             Adjustments            Combined
                                     ------------------ -------------------    ------------------    ------------------

     Revenue                         $     20,299,676   $      1,783,040       $             --      $     22,082,716
     Operating costs                       18,876,302          1,574,097                (53,884) (a)
                                                                                          9,750  (d)       20,406,265
                                     ------------------ -------------------    ------------------    ------------------
     Operating margin                       1,423,374            208,943                 44,134             1,676,451

     General and administrative
         Expenses                             127,881            161,764                     --               289,645
     Depreciation and amortization            892,372             29,763                 95,375  (b)        1,017,510
                                     ------------------ -------------------    ------------------    ------------------
     Income from operations                   403,121             17,416                (51,241)              369,296

     Interest expense, net                   (570,951)           (22,513)               (40,000) (c)         (633,464)
     Gain on equipment                          8,809                 --                     --                 8,809
                                     ------------------ -------------------    ------------------    ------------------
     Income(loss) before income tax
                                             (159,021)            (5,097)               (91,241)             (255,359)
     Income tax benefit                       499,148                 --                     --               499,148
                                     ------------------ -------------------    ------------------    ------------------

     Net income                               340,127             (5,097)               (91,241)              243,789

     Accumulated deficit -
        beginning of period                (6,150,560)            15,990                     --            (6,134,570)
                                     ------------------ -------------------    ------------------    ------------------
                                                                                                               ))
     Accumulated deficit - end of
        period                       $     (5,810,433)  $         10,893                (91,241)     $     (5,890,781)
                                     ================== ===================    ==================    ==================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                (e)                     --      $            .05
                                     ================== ===================    ==================    ==================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding
                                            4,819,527                (e)                     --             5,337,176
                                     ================== ===================    ==================    ==================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a). Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the Springwood Lake Family Practice Center and UCI Medical Affiliates, Inc.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8.5% for nine months.

     (d.) Net increase in rental expense for office facilities for nine months based on rental agreements executed between the parties.

     (e.) Not applicable; Springwood Lake Family Practice Center, P.A. was not required to, and did not, compute earnings per share.

SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:             September 2, 1998